Exhibit 10.2

ZORAN CORPORATION

2000 NONSTATUTORY STOCK OPTION PLAN

(As Adopted October 5, 2000)

1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees and Consultants of the Company and its Subsidiaries, and to promote the success of the Company’s business. Options granted hereunder shall be Nonstatutory Stock Options.

2. Definitions. As used herein, and in any Option granted hereunder, the following definitions shall apply:

(a) “Board” shall mean the Board of Directors of the Company.

(b) “Code” shall mean the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(c) “Common Stock” shall mean the Common Stock of the Company.

(d) “Company” shall mean Zoran Corporation, a Delaware corporation.

(e) “Committee” shall mean the Committee appointed by the Board in accordance with paragraph (a) of Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term “Committee” shall refer to the Board.

(f) “Consultant” shall mean any independent contractor retained to perform services for the Company or any Parent or Subsidiary.

(g) “Continuous Service” shall mean the absence of any interruption or termination of service with the Company, a successor of the Company or any Parent or Subsidiary, whether in the capacity of an Employee or a Consultant. Continuous Service shall not be considered interrupted (i) during any period of sick leave, military leave or any other leave of absence approved by the Board, (ii) in the case of transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company, or (iii) merely as a result of a change in the capacity in which the Optionee renders such service provided that no interruption or termination of the Optionee’s service occurs.

(h) “Conversion Date” shall mean the effective date of a certificate of amendment of the Certificate of Incorporation of the Company filed with the Secretary of State of the State of Delaware to effect an increase in the number of authorized shares of Common Stock by an amount at least equal to the maximum aggregate number of Shares authorized for issuance under the Plan as provided in Section 3.

(i) “Employee” shall mean any person employed by the Company or any Parent or Subsidiary.

(j) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k) “Nonstatutory Stock Option” shall mean an Option that is not intended to be an incentive stock option within the meaning of Section 422 of the Code.

(l) “Option” shall mean a stock option granted pursuant to the Plan.

(m) “Option Agreement” shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

(n) “Optioned Shares” shall mean the Shares subject to an Option.

(o) “Optionee” shall mean an Employee or Consultant who receives an Option.

(p) “Parent” shall mean a “parent corporation,” whether now or hereafter existing, as defined by Section 424(e) of the Code.

(q) “Plan” shall mean this 2000 Nonstatutory Stock Option Plan.

(r) “Preferred Stock” shall mean the Series A Preferred Stock of the Company.

(s) “Securities Act” shall mean the Securities Act of 1933, as amended.

(t) “Share” shall mean (i) prior to the Conversion Date, a share of Preferred Stock, as adjusted in accordance with Section 11, and (ii) on and after the Conversion Date, a share of Common Stock, as adjusted in accordance with Section 11.

(u) “Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Maximum Number of Shares Issuable. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan shall be three hundred thousand (300,000). If an Option expires or becomes unexercisable for any reason without having been exercised in full, the Shares which were subject to the Option but as to which the Option was not exercised shall, unless the Plan shall have been terminated, become available for other Option grants under the Plan.

(b) Conversion of Shares on Conversion Date. Prior to the Conversion Date, the Shares issuable under the Plan as set forth in Section 3(a) and under each outstanding Option shall consist of authorized but unissued or reacquired shares of Preferred Stock. On the Conversion Date, the Shares issuable under the Plan and under each then outstanding Option shall automatically convert into and thereafter shall consist solely of that number of the authorized but unissued or reacquired shares of Common Stock into which the number of shares of Preferred Stock issuable under the Plan in accordance with Section 3(a) or under such outstanding Option, as the case may be, are convertible in accordance with their terms.

4. Administration of the Plan.

(a) Procedure. The Plan shall be administered by the Board. The Board may appoint a Committee consisting of one or more members of the Board to administer the Plan, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan. Any action which may be taken by the Committee under the Plan may instead be taken by the Board, and each reference herein to the Committee shall be deemed to refer also to the Board.

The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

(b) Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority: (i) to determine, upon review of relevant information, the fair market value of the Shares; (ii) to determine the exercise price of Options to be granted, the Employees or Consultants to whom and the time or times at which Options shall be granted, and the number of Shares to be represented by each Option; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules and regulations relating to the Plan; (v) to determine the terms and provisions of each Option (which need not be identical) and, with the consent of the holder thereof, to modify or amend any Option; (vi) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option; (vii) to accelerate or (with the consent of the Optionee) defer an exercise date of any Option; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.

(c) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all potential or actual Optionees, any other holder of an Option or other equity security of the Company and all other persons.

5. Eligibility and Option Limitations.

(a) Persons Eligible for Options. Options under the Plan may be granted only to Employees or Consultants whom the Committee, in its sole discretion, may designate from time to time. For purposes of the foregoing sentence, “Employees” and “Consultants” shall include prospective Employees and prospective Consultants to whom Options are granted in connection with written offers of employment or other service relationship. However, notwithstanding any other provision herein to the contrary, no person shall be eligible to be granted an Option under the Plan whose eligibility would require approval of the Plan by the stockholders of the Company under any law or regulation or the rules of any stock exchange or market system upon which shares of Common Stock may then be listed. If not inconsistent with any such law, regulation or rule, an Option may be granted to a person, not previously employed by the Company, as an inducement essential to entering into an employment contract with the Company. An Employee who has been granted an Option, if he or she is otherwise eligible, may be granted an additional Option or Options

(b) No Right to Continuing Employment. Neither the establishment nor the operation of the Plan shall confer upon any Optionee or any other person any right with respect to continuation of employment or other service with the Company (or any Parent or Subsidiary), nor shall the Plan interfere in any way with the right of the Optionee or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

(c) Option Repricing. No Option shall be repriced without the approval of a majority of the shares of Common Stock present or represented by proxy and voting at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Common Stock is present or represented by proxy.

6. Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

7. Term of Option. The term of each Option shall not exceed ten (10) years from the date of grant of the Option, and, unless the Committee determines otherwise, the term of each Option shall be ten (10) years from the date of grant of the Option. The term of the Option shall be set forth in the Option Agreement.

8. Option Price and Consideration.

(a) Option Price. The option price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee, which shall in no event be less than 85% of the fair market value of such Shares on the date the Option is granted. The fair market value of the Common Stock shall be determined by the Committee, using such criteria as it deems relevant; provided, however, that if there is a public market for the Common Stock, the fair market value per Share shall be the average of the last reported bid and asked prices of the Common Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a national securities exchange (within the meaning of Section 6 of the Exchange Act) or on the NASDAQ National Market System (or any successor national market system), the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in The Wall Street Journal. The fair market value of each share of Preferred Stock shall equal the fair market value determined in accordance with the preceding sentence of that number of shares of Common Stock into which such share of Preferred Stock is then convertible in accordance with its terms.

(b) Consideration. The consideration to be paid for the Optioned Shares shall be payment in cash or by check unless payment in some other manner is authorized by the Committee at the time of the grant of the Option, including (i) the surrender of other Shares owned by the Optionee for more than six months and having a fair market value equal to the option price, (ii) following the Conversion Date, by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (iii) such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under Section 152 of the Delaware General Corporation Law. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

9. Exercise of Option.

(a) Vesting Period. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the option, each Option shall vest and become exercisable, cumulatively, in four substantially equal installments on each of the first four anniversaries of the date of the grant of the option, subject to the Optionee’s Continuous Service. However, no Option granted to a prospective Employee or prospective Consultant may become exercisable prior to the date on which such person commences service.

(b) Exercise Procedures. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, and full payment for the Shares with respect to which the Option is exercised has been received by the Company. An Option may not be exercised for fractional shares or for less than ten (10) Shares. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 11 of the Plan.

(c) Death of Optionee. In the event of the death during the Option period of an Optionee who is at the time of his death, or was within the ninety (90) day period immediately prior thereto, an Employee or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of death or termination, the Option may be exercised, at any time within one (1) year following the date of death, by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the accrued right to exercise at the time of the termination or death, whichever comes first.

(d) Disability of Optionee. In the event of the permanent and total disability during the Option period of an optionee who is at the time of such disability, or was within the ninety (90) day period prior thereto, an Employee or Consultant, and who was in Continuous Service from the date of the grant of the Option until the date of disability or termination, the Option may be exercised at any time within one (1) year following the date of disability, but only to the extent of the accrued right to exercise at the time of the termination or disability, whichever comes first, subject to the condition that no option shall be exercised after the expiration of the Option period.

(e) Other Termination of Continuous Service. If the Continuous Service of an Optionee shall cease for any reason other than permanent and total disability or death, he or she may, but only within ninety (90) days (or such other period of time as is determined by the Committee) after the date his or her Continuous Service ceases, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination of Continuous Service, subject to the condition that no Option shall be exercisable after the expiration of the Option period.

(f) Tax Withholding. The Company shall have the right, but not the obligation, to deduct from the Shares issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole Shares having a fair market value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company (or any Parent or Subsidiary) with respect to such Option or the Shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise to make adequate provision for any such tax withholding obligations arising in connection with the Option or the Shares acquired upon the exercise thereof. The fair market value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver Shares until such tax withholding obligations have been satisfied by the Optionee.

Any adverse consequences incurred by an Optionee with respect to the use of Shares to pay any part of any tax withholding obligations in connection with the exercise of an Option shall be the sole responsibility of the Optionee. Shares withheld in accordance with this provision shall not again become available for purposes of issuance under the Plan.

10. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares subject to the Plan, the number of Optioned Shares covered by each outstanding Option, and the per share exercise price of each such Option, shall be appropriately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, recapitalization, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

The Committee may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the number or class of securities covered by any Option, as well as the price to be paid therefor, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings, or other increases or reductions of shares of its outstanding Common Stock or Preferred Stock, and in the event of the Company being consolidated with or merged into any other corporation.

Unless otherwise determined by the Committee, upon the dissolution or liquidation of the Company the Options granted under the Plan shall terminate and thereupon become null and void.

Upon any merger or consolidation, if the Company is not the surviving corporation, the Options granted under the Plan shall either be assumed by the surviving entity or shall terminate in accordance with the provisions of the preceding paragraph, unless otherwise determined by the Committee.

12. Time of Granting Options. Unless otherwise specified by the Committee, the date of grant of an Option under the Plan shall be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Optionee to whom an Option is so granted within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan. The Committee may amend or terminate the Plan from time to time in such respects as the Committee may deem advisable. Any such amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if the Plan had not been amended or terminated.

14. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

15. Reservation of Shares. During the term of this Plan the Company will at all times reserve and keep available the number of Shares as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction and authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

16. Information to Optionee. The Company shall provide or otherwise make available to each Optionee all such information made available to the Company’s stockholders generally.

17. Option Agreement. Options granted under the Plan shall be evidenced by Option Agreements.